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                                                                    EXHIBIT 99.1


                             QUARTERLY CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of McDonald's Corporation (the "Company"), does hereby certify, to such officer's knowledge, that the Quarterly Report, as amended, on Form 10-Q/A for the quarter ended September 30, 2002 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    November 19, 2002                /s/ Jack M. Greenberg
                                          --------------------------------------
                                          Jack M. Greenberg
                                          Chairman of the Board and
                                          Chief Executive Officer



Date:    November 19, 2002                /s/ Matthew H. Paull
                                          --------------------------------------
                                          Matthew H. Paull
                                          Corporate Executive Vice President and
                                          Chief Financial Officer